Exhibit 99.1

Contact:	Timothy J. Creech	G. Michael Freeman
	Senior Vice President,	Associate Vice President, Investor Relations
	Finance and Administrative	and Corporate Communications
Services and Acting
Chief Financial Officer

Salix Pharmaceuticals Announces Plan

to Augment Board of Directors

RALEIGH, NC, November 24, 2014 – Salix Pharmaceuticals, Ltd. (NASDAQ: SLXP) (“Salix” or the “Company”) today announced that it has engaged Russell Reynolds Associates, a nationally recognized search firm, to conduct a comprehensive search to assist the Company in identifying experienced, highly qualified individuals to serve as independent members of the Company’s Board of Directors. The search process will seek to identify proven business leaders with complementary and relevant expertise to increase the depth, skillset and perspective of the Salix Board.

Tom D’Alonzo, Chairman of the Board of Directors, said, “We have been discussing for some time adding to the collective experience of our Board as Salix has grown rapidly into a market leader in gastroenterology. We are focused on bringing on board individuals with the highest credentials, including past service on public company boards of directors and significant specialty pharmaceuticals experience.”

Salix currently anticipates that it will complete its search and increase the size of its Board by adding new independent directors in the first quarter of 2015.

About Salix

Salix Pharmaceuticals, Ltd., headquartered in Raleigh, North Carolina, develops and markets prescription pharmaceutical products and medical devices for the prevention and treatment of gastrointestinal diseases. Salix’s strategy is to in-license or acquire late-stage or marketed proprietary therapeutic products, complete any required development and regulatory submission of these products, and commercialize them through Salix’s 500-member specialty sales force.

Salix trades on the NASDAQ Global Select Market under the ticker symbol “SLXP”.

For more information, please visit Salix’s Website at www.salix.com or contact Salix at 919-862-1000. Follow Salix on Twitter (@SalixPharma) and Facebook (www.facebook.com/SalixPharma). Information on Salix’s Twitter feed, Facebook page and web site is not incorporated in Salix’s filings with the SEC.

#

Cautionary Statement Regarding Forward-Looking Statements

Please Note: The statements provided herein that are not historical facts are or might constitute projections and other forward-looking statements regarding future events. Although we believe the expectations reflected in such forward-looking statements are based on reasonable assumptions, our expectations might not be attained. Forward-looking statements are just predictions and are subject to known and unknown risks and uncertainties that could cause actual events or results to differ materially from expected results. Factors that could cause actual events or results to differ materially from those described herein include, among others: the unpredictability of the duration and results of regulatory review of New Drug Applications, Biologics License Agreements, and Investigational NDAs; generic and other competition in an increasingly global industry; the ability to secure distribution services agreements; the impact of such distribution services agreements; wholesaler inventory level fluctuations; the ability to identify new independent directors; the ability to identify a permanent Chief Financial Officer; litigation and the possible impairment of, or inability to obtain, intellectual property rights and the costs of obtaining such rights from third parties in an increasingly global industry; market acceptance for approved products; the cost, timing and results of clinical trials and other development activities involving pharmaceutical products; post-marketing approval regulation, including the ongoing Department of Justice investigation of Salix’s marketing practices; revenue recognition and other critical accounting policies; the need to acquire new products; general economic and business conditions; and other factors. For additional information about the factors that could cause actual results to differ materially from forward-looking statements, please see Salix’s latest Form 10-Q and Form 10-K filed with the SEC. Readers are cautioned not to place undue reliance on the forward-looking statements included herein, which speak only as of the date hereof. Salix does not undertake to update any of these statements in light of new information or future events, except as required by law. The reader is referred to the documents that Salix files from time to time with the SEC.